EXHIBIT 32.1

CoStar Group, Inc.
2 Bethesda Metro Center, 10th floor
Bethesda, MD 20814

March 3, 2010

Securities and Exchange Commission
450 5th Street, NW
Washington, DC 20549

Re:  Certification Of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Amendment No. 1 to the Annual Report on Form 10-K/A of CoStar Group, Inc., for the year ended December 31, 2009, I, Andrew C. Florance, Chief Executive Officer of CoStar Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Amendment No. 1 to the Annual Report on Form 10-K/A of CoStar Group, Inc., for the year ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)); and

2) the information contained in such Amendment No. 1 to the Annual Report on Form 10-K/A of CoStar Group, Inc., for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of CoStar Group, Inc.

By:	/s/ Andrew C. Florance
Andrew C. Florance
Chief Executive Officer
(Principal Executive Officer and
Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CoStar Group, Inc. and will be retained by CoStar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-K, this certification is being “furnished” as Exhibit 32.1 to CoStar Group, Inc.’s annual report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.